                                                                      EXHIBIT 10

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8, No. 33-8300, No. 333-76280, No. 333-76282 and No.
333-85388 of Sulzer Medica Ltd of our report dated April 2, 2002, relating to the financial statements, which are included in this Annual Report on Form 20-F.


PricewaterhouseCoopers AG



/s/ R. Rausenberger                 /s/ St. Haag
-------------------                 ------------------
R. Rausenberger                     St. Haag



Winterthur, Switzerland, May 17, 2002